UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2014, Visa Inc. (the “Company”) issued a press release announcing financial results for the Company’s fiscal fourth quarter and full-year 2014, ended September 30, 2014.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

On October 29, 2014, the Company will host a conference call to discuss its fiscal fourth quarter and full-year 2014 financial results.

A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Visa Inc., dated October 29, 2014
99.2	Presentation of Visa Inc., dated October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: October 29, 2014	By:	/s/ Byron H. Pollitt
Byron H. Pollitt Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Visa Inc., dated October 29, 2014
99.2	Presentation of Visa Inc., dated October 29, 2014